EXHIBIT 99.1

PRESS RELEASE                                FOR IMMEDIATE RELEASE
July 21, 2004                                ---------------------
First South Bancorp, Inc.                    For More Information Contact:
                                             Bill Wall or Tom Vann
                                             Phone: (252) 946-4178
                                             Website: www.firstsouthnc.com

                 FIRST SOUTH BANCORP, INC. REPORTS JUNE 30, 2004
                       QUARTERLY AND SIX MONTHS EARNINGS
                                   (UNAUDITED)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended June 30, 2004 (unaudited), the second quarter of its fiscal year ending December 31, 2004, and its earnings for the six months ended June 30, 2004 (unaudited).

Net income for the quarter ended June 30, 2004 was $2,904,121 compared to net income of $2,887,277 earned in the quarter ended June 30, 2003. Diluted earnings per share were $0.44 per share for both the quarter ended June 30, 2004 and 2003. Net income for the six months ended June 30, 2004 was $5,679,895 compared to net income of $5,730,182 earned in the six months ended June 30, 2003. Diluted earnings per share were $0.87 per share for both the six months ended June 30, 2004 and 2003.

Tom Vann, President and Chief Executive Officer of the Company, stated, "Our core earnings this quarter were supported by significant growth in our net interest income, reflecting growth in both the commercial and consumer loan portfolio and in lower costing core checking accounts. During 2004 we have experienced much less dependence on gains from mortgage loan sales, unlike 2003, which was an advantageous period for selling loans due to increased origination and refinance volumes caused primarily by declining interest rates. Net interest income increased 14.6% to $7.5 million for the quarter ended June 30, 2004 from $6.6 million for the quarter ended June 30, 2003. Gains from mortgage loan sales declined to $98,000 for the quarter ended June 30, 2004 from $783,000 for the quarter ended June 30, 2003.

The net commercial and consumer loan portfolio has increased 25.8% to $534.9 million at June 30, 2004 from $425.3 million at June 30, 2003, while checking accounts increased 11.4% to $238.4 million at June 30, 2004 from $213.9 million at June 30, 2003. Consolidated assets of the Company increased to $719.6 million at June 30, 2004 from $675.8 million at December 31, 2003, reflecting a 13.0% annualized internal growth rate during the current period.

To support the risks associated with its loan portfolio growth, the Bank recorded $400,000 and $122,000 of provisions for potential loan losses in the quarters ended June 30, 2004 and 2003, respectively. Total loan loss reserves were $7.9 million at June 30, 2004, representing 1.3% of total loans. We also continue placing efforts on controlling operating expenses, resulting in a 48.8% efficiency ratio for the quarter ended June 30, 2004."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-four full service branch offices and a loan production office located throughout eastern and southeastern North Carolina

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.


                                     (More)
(Nasdaq: FSBK)

FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                 JUNE 30          DECEMBER 31
                                                                   2004               2003
                                                              --------------     --------------
                                                                (UNAUDITED)
                ASSETS
Cash and due from banks                                       $   36,233,293     $   34,299,553
Interest-bearing deposits in financial institutions                1,387,137            625,051
Investment securities - available for sale                        41,817,673         50,071,520
Mortgage-backed securities - available for sale                   10,434,699         11,715,052
Loans and leases receivable, net:
  Held for sale                                                    7,224,474         10,924,148
  Held for investment                                            595,513,670        542,275,778
Premises and equipment, net                                        7,912,115          7,922,588
Real estate owned                                                    204,207            130,798
Federal Home Loan Bank of Atlanta stock, at cost
  which approximates market                                        2,000,000          2,127,200
Accrued interest receivable                                        3,164,590          3,073,093
Goodwill                                                           4,218,575          4,218,576
Mortgage servicing rights                                          1,792,082          1,886,522
Identifiable intangible assets                                       306,540                 --
Prepaid expenses and other assets                                  6,230,974          5,313,528
Note receivable                                                    1,205,230          1,252,703
                                                              --------------     --------------

          Total assets                                        $  719,645,259     $  675,836,110
                                                              ==============     ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Demand                                                      $  238,432,694     $  227,863,599
  Savings                                                         20,990,661         20,292,472
  Large denomination certificates of deposit                     106,974,644        107,354,231
  Other time                                                     230,186,484        227,662,871
                                                              --------------     --------------
          Total deposits                                         596,584,483        583,173,173
Borrowed money                                                    43,309,385         19,338,059
Junior subordinated debentures                                    10,000,000         10,000,000
Deferred income taxes                                                604,748          1,114,567
Other liabilities                                                 13,508,409          7,046,758
                                                              --------------     --------------
          Total liabilities                                      664,007,025        620,672,557

Common stock, $.01 par value, 8,000,000 shares authorized,
  6,222,216* and 4,190,335 shares issued and outstanding              62,222             41,903
Additional paid-in capital                                        38,006,340         49,020,632
Retained earnings, substantially restricted*                      46,697,864         43,171,318
Treasury stock, at cost                                          (30,258,077)       (39,326,931)
Accumulated other comprehensive income, net                        1,129,885          2,256,631
                                                              --------------     --------------
         Total stockholders' equity                               55,638,234         55,163,553
                                                              --------------     --------------

         Total liabilities and stockholders' equity           $  719,645,259     $  675,836,110
                                                              ==============     ==============

*Adjusted for April 23, 2004 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                      THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                            JUNE 30                         JUNE 30
                                                                 ----------------------------     ----------------------------
                                                                     2004            2003             2004            2003
                                                                 ----------------------------     ----------------------------
Interest income:
  Interest and fees on loans                                     $  8,915,319    $  8,045,728     $ 17,301,440    $ 15,958,368
  Interest and dividends on investments and deposits                  894,675       1,203,817        1,869,599       2,432,509
                                                                 ------------    ------------     ------------    ------------
           Total interest income                                    9,809,994       9,249,545       19,171,039      18,390,877
                                                                 ------------    ------------     ------------    ------------

Interest expense:
  Interest on deposits                                              2,081,401       2,648,485        4,202,136       5,352,914
  Interest on borrowings                                              103,712          35,310          142,534          72,846
  Interest on junior subordinated notes                               103,756              --          207,900              --
                                                                 ------------    ------------     ------------    ------------
           Total interest expense                                   2,288,869       2,683,795        4,552,570       5,425,760
                                                                 ------------    ------------     ------------    ------------

Net interest income before provision for possible loan losses       7,521,125       6,565,750       14,618,469      12,965,117
Provision for  possible loan losses                                   400,000         122,000          400,000         455,918
                                                                 ------------    ------------     ------------    ------------
           Net  interest income                                     7,121,125       6,443,750       14,218,469      12,509,199
                                                                 ------------    ------------     ------------    ------------

Noninterest income:
  Loan fees and service charges                                     1,733,426       1,533,383        3,246,849       2,876,527
  Loan servicing fees                                                 178,979         156,470          358,332         295,087
  Gain on sale of real estate, net                                     14,986          (6,388)          16,486          42,240
  Gain on sale of mortgage loans                                       98,381         783,394          245,220       1,800,091
  Gain on sale of securities                                           42,928              --           88,844         168,938
  Other  income                                                       219,182         219,589          488,509         423,331
                                                                 ------------    ------------     ------------    ------------
           Total noninterest income                                 2,287,882       2,686,448        4,444,240       5,606,214
                                                                 ------------    ------------     ------------    ------------

Noninterest expenses:
  Compensation and fringe benefits                                  2,856,106       2,632,700        5,832,255       5,277,480
  Federal insurance premiums                                           21,936          21,092           43,592          43,130
  Premises and equipment                                              405,601         377,753          807,881         740,311
  Advertising                                                          44,095          46,964           82,801          95,492
  Payroll and other taxes                                             257,802         243,259          532,957         482,238
  Data processing                                                     504,098         484,888        1,034,059         948,732
  Amortization of mortgage servicing rights                            77,088          57,215          142,839         109,409
  Other                                                               624,368         641,795        1,180,038       1,228,277
                                                                 ------------    ------------     ------------    ------------
           Total noninterest expenses                               4,791,094       4,505,666        9,656,422       8,925,069
                                                                 ------------    ------------     ------------    ------------

Income before income taxes                                          4,617,913       4,624,532        9,006,287       9,190,344

Income taxes                                                        1,713,792       1,737,255        3,326,392       3,460,162
                                                                 ------------    ------------     ------------    ------------

Net income                                                       $  2,904,121    $  2,887,277     $  5,679,895    $  5,730,182
                                                                 ============    ============     ============    ============

Per share data (*):
Basic earnings per share                                         $       0.47    $       0.47     $       0.91    $       0.93
Diluted earnings per share                                       $       0.44    $       0.44     $       0.87    $       0.87
Dividends per share                                              $       0.17    $       0.13     $       0.34    $       0.26
Weighted average shares Basic                                       6,241,314       6,200,401        6,261,764       6,221,802
Weighted average shares Diluted                                     6,579,166       6,570,394        6,545,347       6,602,520

(*) Adjusted for April 23, 2004 three-for-two stock split.

FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                           6/30/2004        3/31/2004       12/31/2003        9/30/2003        6/30/2003
                                         ------------     ------------     ------------     ------------     ------------
Consolidated balance sheet data:                      (dollars in thousands except share and per share data)
Total assets                             $    719,645     $    709,867     $    675,836     $    653,713     $    663,202
Loans receivable (net)                        602,738          579,374          553,200          523,616          528,183
Cash and investments                           79,438           94,416           84,996           91,232           87,253
Mortgage-backed securities                     10,435            9,645           11,715           12,717           22,317
Goodwill                                        4,219            4,219            4,219            4,219            4,219

Deposits                                      596,585          601,818          583,173          575,583          580,824
Borrowings                                     43,309           30,941           19,338            5,775           19,211
Junior subordinated debentures                 10,000           10,000           10,000           10,000                0
Stockholders' equity                           55,638           56,622           55,164           52,364           50,686

Consolidated earnings summary:
Interest income                          $      9,810     $      9,361     $      9,297     $      9,217     $      9,250
Interest expense                                2,289            2,264            2,333            2,428            2,684
                                         ------------     ------------     ------------     ------------     ------------
Net interest income                             7,521            7,097            6,964            6,789            6,566
Loan loss provision                               400                0              137              395              122
Noninterest income                              2,288            2,156            1,940            2,955            2,686
Noninterest expense                             4,791            4,865            4,456            4,597            4,506
Income taxes                                    1,714            1,612            1,594            1,786            1,737
                                         ------------     ------------     ------------     ------------     ------------
Net income                               $      2,904     $      2,776     $      2,717     $      2,966     $      2,887
                                         ============     ============     ============     ============     ============

Per Share Data: (*)
Earnings per share-Basic                 $       0.47     $       0.44     $       0.43     $       0.48     $       0.47
Earnings per share-Diluted               $       0.44     $       0.42     $       0.41     $       0.45     $       0.44
Dividends per share                      $       0.17     $       0.17     $       0.13     $       0.13     $       0.13
Book value per share                     $       8.94     $       9.01     $       8.78     $       8.41     $       8.17

Average shares-Basic                        6,241,314        6,281,980        6,270,198        6,208,111        6,200,401
Average shares-Diluted                      6,579,166        6,625,951        6,622,665        6,589,464        6,570,394
Shares outstanding end of period            6,222,216        6,283,431        6,285,502        6,225,045        6,200,295

(*) Adjusted for April 23, 2004 three-for-two stock split

Performance ratios:
Yield on earning assets                         5.99%            5.97%            6.09%            6.12%            6.21%
Cost of funds                                   1.44%            1.46%            1.55%            1.63%            1.83%
                                         ------------     ------------     ------------     ------------     ------------
Net interest spread                             4.55%            4.51%            4.54%            4.49%            4.38%

Net interest margin on earning assets           4.59%            4.52%            4.56%            4.51%            4.41%
Earning assets to total assets                 91.49%           92.68%           91.40%           91.63%           91.64%
Return on average assets                        1.62%            1.61%            1.63%            1.80%            1.78%
Return on average equity                       20.55%           19.92%           20.16%           22.80%           22.91%
Efficiency ratio                               48.84%           52.58%           50.05%           47.18%           48.70%
Dividend payout ratio                          36.17%           38.64%           30.23%           27.08%           27.66%

Asset quality data and ratios:
Nonperforming loans                      $      2,919     $      2,444     $      2,625     $      1,599     $      1,202
Real estate owned                        $        204     $        125     $        131     $         89     $        310
Reserve for loan losses                  $      7,907     $      7,573     $      7,634     $      7,524     $      7,310
Net charge-offs                          $         67     $         60     $         27     $        181     $         85

Net charge-offs to loans                       0.011%           0.010%           0.005%           0.035%           0.016%
Nonperforming loans to assets                   0.41%            0.34%            0.39%            0.24%            0.18%
Reserves to total loans                         1.30%            1.29%            1.36%            1.42%            1.37%

Loans to deposits                             101.03%           96.27%           94.86%           90.97%           90.94%
Loans to assets                                83.75%           81.62%           81.74%           80.10%           79.64%
Loans serviced for others                $    282,692     $    286,024     $    288,917     $    294,756     $    278,382